Exhibit 10.2

Marketing Services, Inc.
Merchandising * Marketing Intelligence * Database Marketing * Teleservices * E-Commerce
Services Defined by the Return They Generate

This is Counterpart No. 2 of 2 serially numbered counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

EQUIPMENT LEASING SCHEDULE NO. 001

Dated: as of July 1, 2008

(this "Schedule")

Incorporating by Reference

Master Lease Agreement dated as of July 1, 2008

between

SPAR Marketing Services, Inc., as "Lessor",

and

SPAR Marketing Force, Inc., as "Lessee"

(as the same may be supplemented or amended from time to time in the manner provided therein the "Master Agreement")

LESSEE AGREES TO LEASE THE HEREIN DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS SCHEDULE, AGREES TO LEASE THE EQUIPMENT TO LESSEE ON THE TERMS AND CONDITIONS SET FORTH IN THIS SCHEDULE, WHICH HEREBY INCORPORATES HEREIN BY REFERENCE ALL OF THE TERMS AND PROVISIONS OF THE MASTER AGREEMENT WITH THE SAME FORCE AND EFFECT AS THOUGH FULLY SET FORTH HEREIN.

.

Rental Commencement Date: 7/1/08

Purchased From:	Cost
SSE Products, Inc.
d/b/a SSE Technologies/Insight

Handheld Computer Series 9500 with supporting modems and cables previously purchased	$200,594.00

Term:	36 Months
Lease Rate Factor:	3.1%
Monthly Rental Payment:	$5,533.28

Marketing Services, Inc.
Merchandising * Marketing Intelligence * Database Marketing * Teleservices * E-Commerce
Services Defined by the Return They Generate

THIS SCHEDULE, TOGETHER WITH THE MASTER AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO HEREIN AND THEREIN AND/OR EXECUTED IN CONNECTION HEREWITH OR THEREWITH, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AS TO THE LEASING OF THE EQUIPMENT. LESSEE ACKNOWLEDGES THAT ON OR BEFORE LESSEE'S EXECUTION AND DELIVERY OF THIS SCHEDULE IT RECEIVED A COPY OF THE PURCHASE ORDER AND OTHER PURCHASE CONTRACTS EVIDENCING THE ACQUISITION OF THE EQUIPMENT BY LESSOR

BY EXECUTION OF THIS SCHEDULE, THE UNDERSIGNED CERTIFIES THAT HE/SHE HAS READ THIS SCHEDULE, HAS EXECUTED AND ENTERED INTO THIS SCHEDULE ON BEHALF OF LESSEE AND IS DULY AUTHORIZED TO DO SO

LESSOR	LESSEE

/s/ Robert G. Brown	/s/ James R. Segreto
Robert G. Brown Chairman and Chief Executive Officer SPAR Marketing Services, Inc.	James R. Segreto Chief Financial Officer SPAR Marketing Force, Inc.